SUPPLEMENT TO THE

FIDELITY® CALIFORNIA MUNICIPAL MONEY MARKET FUND
SPARTAN® CALIFORNIA MUNICIPAL MONEY MARKET FUND

Funds of Fidelity California Municipal Trust II

April 24, 2003

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces the similar information for California Municipal Money Market and Spartan California Municipal Money Market found in the performance section beginning on page 26.

As of February 28, 2003, an estimated 2.97% of California Municipal Money Market's income was subject to state income taxes. Note that California Municipal Money Market may invest in securities whose income is subject to the federal AMT.

As of February 28, 2003, an estimated 7.63% of Spartan California Municipal Money Market's income was subject to state income taxes. Note that Spartan California Municipal Money Market may invest in securities whose income is subject to the federal AMT.

Mrs. Davis served on the Board of Trustees through December 31, 2003. The following information has been removed from the "Trustees and Officers" section on page 32.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

During the period from March 1, 2003 through December 31, 2003, Dr. Heilmeier served as a Member of the Advisory Board. Effective March 24, 2004, Dr. Heilmeier has been elected to the Board of Trustees. The following information replaces the similar information found in the "Trustees and Officers" section on page 34.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Effective January 1, 2004, Ms. Small has been appointed to the Advisory Board. The following information supplements the information found in the "Trustees and Officers" section beginning on page 34.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity California Municipal Trust II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens, & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

CMSB-04-01 April 5, 2004
1.475748.111

Effective July 17, 2003, Mr. Fross has been elected Assistant Secretary. The following information supplements the information found in the "Trustees and Officers" section beginning on page 34.

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of California Municipal Money Market and Spartan California Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Effective March 5, 2004, Ms. Reynolds has been elected President, Treasurer, and Anti-Money Laundering Officer. The following information supplements the information found in the "Trustees and Officers" section beginning on page 34.

Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of California Municipal Money Market and Spartan California Municipal Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Effective July 17, 2003, Ms. Taub has been elected Assistant Vice President. The following information supplements the information found in the "Trustees and Officers" section beginning on page 34.

Jennifer S. Taub (37)

Year of Election or Appointment: 2003

Assistant Vice President of California Municipal Money Market and Spartan California Municipal Income. Ms. Taub is Assistant Vice President of Fidelity's Fixed-Income Funds (2003), Assistant Secretary of FIMM (2003), and is an employee of FMR.

Ms. Dwyer served as President and Treasurer through February 27, 2004. The following information has been removed from the "Trustees and Officers" section on page 35.

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of California Municipal Money Market and Spartan California Municipal Money Market. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Mr. Griffith served as Assistant Vice President through July 17, 2003. The following information has been removed from the "Trustees and Officers" section on page 35.

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of California Municipal Money Market and Spartan California Municipal Money Market. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

The following information supplements the similar information in the "Management Contracts" section beginning on page 39.

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of each fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States and Canada. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on a fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

The following information replaces the third paragraph found under the "Voting Rights" heading in the "Description of the Trust" section on page 45.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.